UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
January 15, 2016

Moody National REIT II, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-198305	47-1436295
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas 77057

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into Material Definitive Agreement.

Renewal of Advisory Agreement

Moody National REIT II, Inc. (the “Company”), Moody National Operating Partnership II, L.P., the Company’s operating partnership (the “Operating Partnership”), and Moody National Advisor II, LLC previously entered into that certain Advisory Agreement, dated as of January 12, 2015 and effective January 20, 2015 (the “Advisory Agreement”). On January 19, 2016, the Company entered into Amendment No. 1 to the Advisory Agreement (the “Amendment”), whereby the term of the Advisory Agreement was extended for an additional one-year term, expiring January 20, 2017. The terms of the Advisory Agreement otherwise remain unchanged.

The foregoing is qualified in its entirety by the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment of Dealer Manager Agreement

The Company, the Operating Partnership and Moody Securities, LLC (the “Dealer Manager”) previously entered into that certain Dealer Manager Agreement, dated as of January 12, 2015 (the “Dealer Manager Agreement”), which governed the distribution by the Dealer Manager of the Company’s common stock in its continuous initial public offering. Pursuant to the Dealer Manager Agreement, the Company paid selling commissions of up to 7% of gross offering proceeds from the sale of shares of its common stock in the primary portion of its continuous initial public offering (the “Primary Offering”), all of which were reallowed to participating broker-dealers, subject to reductions based on volume and for certain categories of purchasers.

On January 15, 2016, the Company, the Operating Partnership and the Dealer Manager entered into an Amended and Restated Dealer Manager Agreement, effective as of that date (the “Amended and Restated Dealer Manager Agreement”) to allow a participating broker-dealer to elect to receive the 7% selling commission either at the time of sale or to have the selling commission paid on a trailing basis as agreed between the Dealer Manager and the participating broker-dealer. In no event will the selling commission paid exceed 7%. The Company will have no obligation to pay the trailing selling commission if the applicable shares are no longer outstanding or total underwriting compensation paid exceeds 10% of the gross proceeds from the Primary Offering.

The foregoing is qualified in its entirety by the Amended and Restated Dealer Manager Agreement, a copy of which was filed with Post-Effective Amendment No. 2 to the Company’s Registration Statement on Form S-11 (File No. 333-198305), filed on January 15, 2016, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
1.1

Amended and Restated Dealer Manager Agreement, dated January 15, 2016, by and among Moody National REIT II, Inc., Moody National Operating Partnership II, L.P. and Moody Securities, LLC (incorporated by reference to Exhibit 1.1 to Post-Effective Amendment No. 2 to the Registration Statement on Form S-11 (File No. 333-198305), filed on January 15, 2016)

1.2	Participating Dealer Agreement (included as Exhibit A to Exhibit 1.1)
10.1	Amendment No. 1 to the Advisory Agreement, dated as of January 19, 2016, by and among Moody National REIT II, Inc., Moody National Operating Partnership II, L.P. and Moody National Advisor II, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2016	MOODY NATIONAL REIT II, INC.

	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit	Description
1.1

Amended and Restated Dealer Manager Agreement, dated January 15, 2016, by and among Moody National REIT II, Inc., Moody National Operating Partnership II, L.P. and Moody Securities, LLC (incorporated by reference to Exhibit 1.1 to Post-Effective Amendment No. 2 to the Registration Statement on Form S-11 (File No. 333-198305), filed on January 15, 2016)

1.2	Participating Dealer Agreement (included as Exhibit A to Exhibit 1.1)
10.1	Amendment No. 1 to the Advisory Agreement, dated as of January 19, 2016, by and among Moody National REIT II, Inc., Moody National Operating Partnership II, L.P. and Moody National Advisor II, LLC